                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934



                          Date of Report: July 14, 2003
                                          -------------


                        United Community Financial Corp.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Ohio                           0-24399                     34-1856319
-------------------------------------------------------------------------------
(State or other jurisdiction     (Commission                (IRS Employer of
      incorporation)             File Number)             Identification Number)


275 Federal Plaza West
Youngstown, Ohio                                                44503-1203
-------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code (330) 742-0500
                                                   ---------------------------


                                 Not Applicable
-------------------------------------------------------------------------------
         (Former name or former address, if changes since last report.)

Item 5.  Other Events

On July 14, 2003 United Community issued a press release related to the charter conversion of The Home Savings and Loan Company of Youngstown, Ohio. The press release is attached as Exhibit 99.


Item 7.  Financial Statements and Exhibits

         (a). and (b).     Not applicable.

         (c).              Exhibit            Description
                           -------            ------------
                               99             Press Release of United Community
                                              dated July 14, 2003.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           UNITED COMMUNITY FINANCIAL CORP.

                           By:      /s/  Patrick A. Kelly
                                    -----------------------------
                                    Patrick A. Kelly
                                    Chief Financial Officer



Dated: July 14, 2003